--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                                   JUNE 30, 1999

                                                                         (photo)



THE BRAMWELL GROWTH FUND

----------------------------
ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer


                            THE BRAMWELL FUNDS, INC.
                                 1-800-BRAMCAP
                                (1-800-272-6227)
                                WWW.BRAMWELL.COM



THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                                  ANNUAL REPORT - JUNE 30, 1999
--------------------------------------------------------------------------------
745 Fifth Avenue
New York, New York 10151

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - FISCAL YEAR ENDED JUNE 30, 1999

THE BRAMWELL GROWTH FUND appreciated 19.4% for the fiscal year ended June 30, 1999 to $26.07 net asset value per share, compared to the 22.8% gain for the S&P 500 Stock Index. For the quarter, the Fund gained 5.4% compared to 7.1% for the S&P 500 Stock Index and 11.0% and 6.5% for the Lipper Mid-Cap and Growth Funds Indices, respectively. The Fund's three-year compound average annual return as of June 30, was 26.7%, and since inception, August 1, 1994, through June 30, 1999, the cumulative return was 198.1% resulting in a compound average annual rate of return since inception of 24.9%. Investment results relative to the indices were as follows:

--------------------------------------------------------------------------------
COMPARATIVE INVESTMENT     JUNE Q    CALENDAR    ONE    THREE       SINCE
RETURNS (6/30/99)           1999   YEAR-TO-DATE  YEAR  YEARS <F1> INCEPTION <F2>
--------------------------------------------------------------------------------

THE BRAMWELL GROWTH FUND    5.4%        8.1%   19.4%    26.7%      24.9%
Lipper Mid-Cap Funds
  Index <F3>               11.0        11.9    13.6     15.8       19.9
Lipper Growth Funds
  Index <F3>                6.5        11.9    21.7     25.2       23.6
S&P 500 Stock Index <F4>    7.1        12.4    22.8     29.1       27.6


        THE BRAMWELL GROWTH FUND   S&P 500 Stock Index   Lipper Mid-Cap Funds Index   Lipper Growth Funds Index

8/1/94           10,000                   10,000                   10,000                       10,000
6/30/95          12,311                   12,206                   12,243                       11,974
6/30/96          14,653                   15,380                   15,737                       14,446
6/30/97          17,906                   20,717                   17,620                       18,143
6/30/98          24,971                   26,965                   21,487                       23,271
6/30/99          29,811                   33,101                   24,410                       28,319




This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown for The Bramwell Growth Fund include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75% which for the years ended June 30, 1997 favorably affected performance. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

<F1> Compound average annual return. <F2> Compound average annual return since inception 8/1/94. <F3> The Lipper Mid-Cap Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Growth Funds Index is comprised of the 30 largest funds which by prospectus or portfolio practice, normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Funds in the Lipper Mid-Cap Funds and Lipper Growth Funds Indices are equal weighted and returns include the reinvestment of all dividends and are net of expenses. <F4> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
--------------------------------------------------------------------------------

COMMENTARY
The June 1999 fiscal year was volatile. The equity markets declined in the September quarter, reflecting concerns about decelerating Japanese and emerging market economies, recovered in the December quarter, stimulated by lower interest rates, and continued subsequently to gain ground. Throughout the fiscal year, domestic economic growth was strong, inflation remained low, employment and real wages rose, and government surpluses emerged.

The macroeconomic environment continued to be positive for the equity markets in the June quarter. The Federal Reserve raised the Fed funds rate by a modest 0.25% and moved from a tightening bias to a more neutral policy stance, corporate profits and consumer confidence remained strong and employment levels continued to gain. Industry investments that contributed significantly to portfolio performance in the quarter were communications, electronics, industrial products, retailing, and office equipment and services. At the same time, factors that impeded performance included large-cap growth stocks losing momentum from the first quarter given high valuations relative to the rest of the market, and healthcare stocks declining as the result of slower growth expectations going forward and concerns about future price controls stemming from healthcare reform proposals.

Individual stocks that contributed significant value to the portfolio in the quarter were: IBM, Computer Sciences, Lucent, Tiffany, Nortel, Lexmark, Illinois Tool Works, Charles Schwab, Bell Atlantic and Leggett & Platt. Stock prices do not move in straight lines. For instance, IBM and Computer Sciences had both declined in the March quarter but produced 46% and 25% gains, respectively, in the June quarter. As long-term investors, we generally do not sell stocks with lagging short-term returns when we believe that they continue to have positive long-term outlooks and favorable valuations. We may even add to our positions when they are believed to be under unwarranted pressure. Stocks that had been strong performers in recent periods, that declined in the June quarter, included Pfizer, EMC and Dell Computer. Robert Half also declined reflecting an intermediate shortage of accountants to place. Not all employee staffing firms did poorly, however. Labor Ready, which places manual day labor, achieved substantial revenue and earnings gains and the stock rose 24%.

OUTLOOK
We anticipate domestic economic growth to slow somewhat going forward as the result of earlier electronic tax refunds, higher oil prices and mortgage refinancing having peaked with correspondingly less discretionary funds being freed to be spent on a wide range of goods and services. Some slowdown would alleviate the Fed's perceived need to raise interest rates further - a positive for equity valuations. We expect inflation to remain modest as new technology has facilitated workers working smarter and as technology continues to be substituted for labor. Spending for electronic commerce and new communications and computer technologies should continue to be powerful drivers of future economic growth. Asian markets are beginning to turn positive, and evidence pointing to synchronized global growth is beginning to appear. We expect that the economy may also benefit in 2000 from technology spending and outsourcing that is deferred until after December 31, 1999.

Our focus continues to be on companies with strong top-line growth and favorable price/earnings ratios to growth and the overall market. We specifically like companies providing customer solutions and integrating Internet and other new technology into their business models, e.g., IBM, General Electric and Computer Sciences. We continue to look for attractive investment candidates in the communications, electronics, media and outsourcing industries as well as for companies that are effective users of the Internet, have recurring revenue streams and are positioned for the long-term payoff on new products and services stemming from research and development. A secular move to equities worldwide to achieve higher returns to meet future social obligations is occurring and at the same time, new investment opportunities are stemming from globalization, an expanding middle class worldwide, and new technology platforms in communications and computers. The impact of the Internet is just beginning. We live in exciting times as we move into the next millennium, and innovation and change create many investment opportunities.

The estimated 1999 and 2000 growth rates for our portfolio continues to approximate 20%, well above the estimated 7-10% secular growth rate for the S&P 500, for which we are paying about the same price/earnings multiple of 25 times estimated 2000 earnings. Over time, stock prices move with earnings growth, and in an environment of relatively stable inflation and interest rates, valuations may also expand for those companies selling at discounts to the overall market.

FUND INVESTMENT
The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile, and investors are encouraged to invest over time to smooth the effects of volatility. Just as corporations try to invest strategically for greater long-term gains when prices are low, so too can the individual investor by dollar-cost averaging. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The daily net asset value may also be attained from our Web site, WWW.BRAMWELL.COM. Our Nasdaq symbol is BRGRX.

                                        Sincerely,



                                        /s/ Elizabeth R. Bramwell
                                        Elizabeth R. Bramwell, CFA
                                        President and Chief Investment Officer

July 26, 1999

The outlook and opinions expressed above represent the views of the investment adviser as of July 26, 1999 and are subject to change as market and economic events unfold.

                            TOP TEN INDUSTRY SECTORS
                                 JUNE 30, 1999
                      ------------------------------------

       Information Processing    24.3%     Industrial Products             5.0%
       Retailing                 19.1      Electronics                     4.2
       Financial Services        10.4      Employee Staffing               4.0
       Communications             9.6      Entertainment & Leisure Time    3.6
       Healthcare                 8.6      Home & Office Furniture         1.5



                            TOP TEN EQUITY HOLDINGS
                                 JUNE 30, 1999
                     -------------------------------------

       Computer Sciences          3.9%     Home Depot                      2.7%
       IBM                        3.7      General Electric                2.6
       EMC                        3.3      Lucent Technologies             2.5
       Walgreen                   3.2      Automatic Data Processing       2.2
       Kohl's                     2.7      Microsoft                       2.2




THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                       PORTFOLIO OF INVESTMENTS - JUNE 30, 1999
--------------------------------------------------------------------------------

                                               SHARES              VALUE
                                               ------              ------
COMMON STOCKS - 96.83%

APPAREL - 0.47%
Cutter & Buck, Inc.<F1>                       75,000        $  1,265,625

AUTOMOTIVE & HEAVY
EQUIPMENT - 0.31%
Hayes Lemmerz International, Inc.<F1>         28,200             828,375

CHEMICALS - 1.43%
Minerals Technologies, Inc.                   38,000           2,120,875
OM Group, Inc.                                50,000           1,725,000
                                                            ------------
                                                               3,845,875
COMMUNICATIONS - 9.57%
America Online, Inc.<F1>                       8,500             939,250
Bell Atlantic Corporation                     34,000           2,222,750
Cisco Systems, Inc.<F1>                       42,000           2,701,125
Comcast Corporation, Class A                  10,000             384,375
EarthLink Network, Inc.<F1>                   12,500             767,969
GTE Corporation                               15,000           1,135,313
Lucent Technologies, Inc.                    100,000           6,743,750
MCI WorldCom, Inc.<F1>                        65,000           5,606,250
Nortel Networks Corporation                   40,000           3,472,500
U.S. West, Inc.                               30,000           1,762,500
                                                            ------------
                                                              25,735,782
ELECTRONICS - 4.21%
Applied Materials, Inc.<F1>                   20,000           1,477,500
Flextronics International Ltd.<F1>            35,000           1,942,500
Intel Corporation                             55,000           3,272,500
Jabil Circuit, Inc.<F1>                       25,000           1,128,125
Solectron Corporation<F1>                     25,500           1,700,531
Teradyne, Inc.<F1>                            25,000           1,793,750
                                                            ------------
                                                              11,314,906
EMPLOYEE STAFFING - 3.97%
Interim Services, Inc.<F1>                   100,000           2,062,500
Keane, Inc.<F1>                               50,000           1,131,250
Labor Ready, Inc.<F1>                         70,000           2,275,000
On Assignment, Inc.<F1>                      100,000           2,612,500
Robert Half International, Inc.<F1>          100,000           2,600,000
                                                            ------------
                                                              10,681,250
ENERGY - 0.89%
Diamond Offshore Drilling, Inc.               35,000             993,125
Schlumberger Ltd.                             22,000           1,401,125
                                                            ------------
                                                               2,394,250


                                               SHARES              VALUE
                                               ------             ------
ENTERTAINMENT & LEISURE TIME - 3.57%
AT&T Corporation -
  Liberty Media Group, Class A<F1>            30,000         $ 1,102,500
CBS Corporation<F1>                           40,000           1,737,500
Cinar Corporation, Class B<F1>                64,000           1,568,000
Fox Entertainment Group, Inc., Class A<F1>    40,000           1,077,500
Imax Corporation<F1>                          70,000           1,575,000
Time Warner, Inc.                             35,000           2,520,000
                                                            ------------
                                                               9,580,500
FINANCIAL SERVICES - 10.42%
American International Group, Inc.            20,500           2,399,781
Charles Schwab Corporation (The)              35,000           3,845,625
Citigroup, Inc.                               60,000           2,850,000
Firstar Corporation                          105,000           2,940,000
H&R Block, Inc.                               10,000             500,000
Jones Lang LaSalle, Inc.<F1>                  30,600             912,262
Mellon Bank Corporation                       50,000           1,818,750
Merrill Lynch & Company, Inc.                 10,000             799,375
North Fork Bancorporation, Inc.               50,000           1,065,625
Northern Trust Company                        41,000           3,977,000
State Street Corporation                      40,000           3,415,000
TCF Financial Corporation                     30,000             836,250
Washington Mutual, Inc.                       30,000           1,061,250
Zions Bancorporation                          25,000           1,587,500
                                                            ------------
                                                              28,008,418
FOOD & BEVERAGE - 1.30%
Bestfoods                                     19,100             945,450
Hershey Foods Corporation                     15,000             890,625
McDonald's Corporation                        40,000           1,652,500
                                                            ------------
                                                               3,488,575
HEALTHCARE:  PRODUCTS - 6.57%
American Home Products Corporation            20,000           1,150,000
Amgen, Inc.<F1>                               28,000           1,704,500
Bausch & Lomb, Inc.                           15,000           1,147,500
Eli Lilly & Company                           20,000           1,432,500
Focal, Inc.<F1>                               25,000             187,500
Johnson & Johnson                             15,000           1,470,000
Medtronic, Inc.                               27,000           2,102,625
Merck & Company, Inc.                         20,000           1,480,000
Pfizer, Inc.                                  45,000           4,938,750
Sepracor, Inc.<F1>                            25,000           2,031,250
                                                            ------------
                                                              17,644,625



THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                           PORTFOLIO OF INVESTMENTS - JUNE 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

                                               SHARES              VALUE
                                               ------             ------

HEALTHCARE:  SERVICES - 2.04%
Cardinal Health, Inc.                         85,500        $  5,482,688

HOME & OFFICE FURNITURE - 1.49%
Ethan Allen Interiors, Inc.                   45,000           1,625,625
Furniture Brands International, Inc.<F1>      30,000             836,250
Leggett & Platt, Inc.                         55,000           1,529,688
                                                            ------------
                                                               3,991,563
HOUSEHOLD & PERSONAL CARE
PRODUCTS - 0.92%
Colgate-Palmolive Company                     25,000           2,468,750

INDUSTRIAL PRODUCTS - 5.00%
Emerson Electric Company                      30,800           1,936,550
General Electric Company                      62,000           7,006,000
Illinois Tool Works, Inc.                     35,000           2,870,000
Molex Inc., Class A                           51,385           1,618,627
                                                            ------------
                                                              13,431,177
INFORMATION PROCESSING:
OFFICE EQUIPMENT - 12.58%
Dell Computer Corporation<F1>                105,000           3,885,000
EMC Corporation<F1>                          160,000           8,800,000
International Business
  Machines Corporation                        76,000           9,823,000
Lexmark International Group, Inc.<F1>         80,000           5,285,000
Pitney Bowes, Inc.                            20,000           1,285,000
Xerox Corporation                             80,000           4,725,000
                                                            ------------
                                                              33,803,000
INFORMATION PROCESSING:
SERVICES - 9.56%
Automatic Data Processing, Inc.              132,000           5,808,000
Computer Sciences Corporation<F1>            150,058          10,382,138
DST Systems, Inc.<F1>                         73,000           4,589,875
internet.com Corporation<F1>                   7,000              87,937
Paychex, Inc.                                 58,500           1,864,688
Sterling Commerce, Inc.<F1>                   81,000           2,956,500
                                                            ------------
                                                              25,689,138
INFORMATION PROCESSING:
SOFTWARE - 2.15%
Microsoft Corporation<F1>                     64,000           5,772,000

RETAILING - 19.07%
Amazon.com, Inc.<F1>                           3,000             375,375
CVS Corporation                               83,000           4,243,375

                                               SHARES              VALUE
                                               ------              ------

RETAILING (CONT'D) - 19.07%
Costco Companies, Inc.<F1>                    24,000         $ 1,921,500
Dayton Hudson Corporation                     35,000           2,275,000
Home Depot, Inc. (The)                       111,000           7,152,562
Kohl's Corporation<F1>                        93,000           7,178,437
Lowe's Companies, Inc.                        75,000           4,251,562
Office Depot, Inc.<F1>                       157,500           3,474,844
Tandy Corporation                             30,000           1,466,250
Tiffany & Company                             52,800           5,095,200
Wal-Mart Stores, Inc.                        110,000           5,307,500
Walgreen Company                             290,000           8,518,750
                                                            ------------
                                                              51,260,355
TRANSPORTATION - 1.31%
Kansas City Southern Industries, Inc.         55,000           3,509,688
                                                            ------------

TOTAL COMMON STOCKS
(Cost $148,809,379)                                          260,196,540
                                                            ------------
                                            PRINCIPAL
                                              AMOUNT
                                            ---------
VARIABLE RATE
DEMAND NOTES - 2.86%

Firstar Corporation                       $3,076,000           3,076,000
General Mills, Inc.                        1,640,000           1,640,000
Pitney Bowes Credit Corporation            1,168,000           1,168,000
Sara Lee Corporation                         707,000             707,000
Warner-Lambert Company                       227,000             227,000
Wisconsin Electric Power Company             866,000             866,000
                                                            ------------


TOTAL VARIABLE RATE DEMAND NOTES
(Cost $7,684,000)                                              7,684,000
                                                            ------------

TOTAL INVESTMENTS - 99.69%
(Cost $156,493,379)                                          267,880,540

OTHER ASSETS LESS LIABILITIES - 0.31%                            845,319
                                                            ------------

NET ASSETS - 100.00%
(10,308,929 shares outstanding)                             $268,725,859
                                                            ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                        $26.07
                                                                  ======

<F1>Non-income producing security

                       See notes to financial statements.

THE BRAMWELL GROWTH FUND
-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                                  June 30, 1999

ASSETS:
Investments, at value (cost $156,493,379)                 $267,880,540
Receivable for securities sold                               1,292,526
Dividends and interest receivable                              135,030
Prepaid and other assets                                        36,246
                                                          ------------
Total Assets                                               269,344,342
                                                          ------------

LIABILITIES:
Payable for securities purchased                               185,250
Accrued investment advisory fees                               209,396
Accrued expenses                                               171,488
Accrued distribution fees                                       52,349
                                                          ------------
Total Liabilities                                              618,483
                                                          ------------
NET ASSETS                                                $268,725,859
                                                          ============

NET ASSETS CONSIST OF:
Capital stock                                             $145,671,380
Undistributed net realized gain on investments              11,667,318
Net unrealized appreciation on investments                 111,387,161
                                                          ------------
NET ASSETS                                                $268,725,859
                                                          ============

CAPITAL STOCK, $.0001 par value
Authorized                                                 200,000,000
Issued and outstanding                                      10,308,929

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                    $26.07
                                                                ======

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                For the Year Ended June 30, 1999

INVESTMENT INCOME:
Dividends                                                  $ 1,384,618
Interest                                                       470,304
                                                          ------------
Total Investment Income                                      1,854,922
                                                          ------------

EXPENSES:
Investment advisory fees                                     2,338,520
Distribution fees                                              584,630
Fund administration and accounting fees                        229,426
Shareholder servicing fees                                     224,333
Reports to shareholders                                         63,573
Custody fees                                                    56,279
Professional fees                                               51,053
Federal and state registration fees                             47,419
Amortization of organizational costs                            40,473
Directors' fees                                                 32,383
Other                                                           30,159
                                                          ------------
Total Expenses                                               3,698,248
                                                          ------------
NET INVESTMENT LOSS                                        (1,843,326)
                                                          ============

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                            15,046,991
Change in net unrealized appreciation
   on investments                                           30,776,113
                                                          ------------
Net Gain on Investments                                     45,823,104
                                                          ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  $43,979,778
                                                          ============

                       See notes to financial statements.



THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                            STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Year              Year
                                                 Ended              Ended
                                             June 30, 1999      June 30, 1998
                                             --------------    --------------

OPERATIONS:
Net investment loss                       $   (1,843,326)  $   (1,194,521)
Net realized gain on
  investments                                 15,046,991       13,427,206
Change in net unrealized
  appreciation on
  investments                                 30,776,113       40,370,192
                                            ------------     ------------
Net increase in net assets
  resulting from
  operations                                  43,979,778       52,602,877
                                            ------------     ------------

CAPITAL SHARE
TRANSACTIONS                                  30,973,161       36,040,184
                                            ------------     ------------

DIVIDENDS PAID FROM:
Net realized gains                           (12,148,722)      (8,645,470)
                                            ------------     ------------

TOTAL INCREASE
IN NET ASSETS                                 62,804,217       79,997,591

NET ASSETS:
Beginning of year                            205,921,642      125,924,051
                                            ------------     ------------
END OF YEAR                                 $268,725,859     $205,921,642
                                            ============     ============


                       See notes to financial statements.

THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                                                   For the Period
                                                 Year               Year            Year             Year        August 1, 1994<F1>
                                                Ended              Ended            Ended           Ended                to
Selected Per-Share Data<F2>                 June 30, 1999      June 30, 1998    June 30, 1997   June 30, 1996       June 30, 1995
---------------------------                 --------------     --------------  --------------   --------------     --------------

NET ASSET VALUE, BEGINNING OF PERIOD                $23.05             $17.53           $14.60          $12.30            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                  (0.18)             (0.13)           (0.15)          (0.08)            -<F3>
Net realized and unrealized gains
  on securities                                       4.45               6.82             3.35            2.42              2.31
                                                    ------            ------            ------          ------            ------

TOTAL FROM INVESTMENT OPERATIONS                      4.27               6.69             3.20            2.34              2.31

LESS DISTRIBUTIONS:
Distributions from capital gains                     (1.25)             (1.17)           (0.27)          (0.04)            (0.01)
                                                    ------            ------            ------          ------            ------

NET ASSET VALUE, END OF PERIOD                      $26.07             $23.05           $17.53          $14.60            $12.30
                                                    ======            ======            ======          ======            ======

TOTAL RETURN                                         19.4%              39.5%            22.2%           19.0%         23.1%<F4>

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)                  $268,726           $205,922         $125,924        $141,455           $62,241
Ratio of expenses to average net assets<F5>          1.58%              1.66%            1.75%           1.75%         1.75%<F6>
Ratio of net investment loss to average
  net assets<F5>                                   (0.79)%            (0.75)%          (0.85)%         (0.66)%       (0.11)%<F6>

Portfolio turnover rate                                38%                49%              82%            118%           80%<F4>



<F1> Commencement of operations
<F2> Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
<F3> Less than $(0.01)
<F4> Not annualized
<F5> Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, except for the years ended June 30, 1999 and 1998 where there were no reimbursements or waivers, the ratios of expenses and net investment loss to average net assets for the years ended June 30, 1997 and 1996 and the period August 1, 1994 to June 30, 1995, would have been 1.77% and (0.87)%; 1.79% and (0.70)%; and 2.68% and (1.04)%, respectively.
<F6> Annualized

                       See notes to financial statements.

THE BRAMWELL GROWTH FUND
--------------------------------------------------------------------------------
                                                  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                   June 30, 1999

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. Bramwell Capital Management, Inc. ("BramCap") is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Options Contracts - The Fund may write covered put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

Transactions in covered call options written for the year ended June 30, 1999 were as follows:
                                           Number of         Premium
                                           Contracts          Amount
                                          ----------        ----------
Options outstanding
   at June 30, 1998                             -         $      -
Options written                               200           30,480
Options expired                              (200)         (30,480)
                                            -----        ---------
Options outstanding
   at June 30, 1999                             -         $      -
                                            =====        =========

Expired options resulted in a capital gain of $30,480. This amount is included in net realized gain on investments in the Statement of Operations.

c) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

d) Distributions to Shareholders - Dividends, if any, from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and

THE BRAMWELL GROWTH FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------


characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Accordingly, at June 30, 1999, reclassifications were recorded to decrease accumulated net investment losses by $1,843,326, to decrease capital stock by $829,114, and to decrease undistributed net realized gain on investments by $1,014,212.

e) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs were deferred and amortized over the five-year period ending June 30, 1999.

f) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the years ended June 30, 1999 and 1998, were as follows:
                                           June 30, 1999
                                           --------------
                                     Shares             Dollars
                                    -------             --------
Shares sold                       7,731,863         $181,667,395
Dividends reinvested                501,650           11,307,190
Shares redeemed                  (6,858,456)        (162,001,424)
                               ------------       --------------
                                  1,375,057        $  30,973,161
                               ============       ==============

                                           June 30, 1999
                                           --------------
                                     Shares             Dollars
                                    -------             --------
Shares sold                       3,045,628          $62,380,166
Dividends reinvested                422,349            8,180,907
Shares redeemed                  (1,719,248)         (34,520,889)
                               ------------       --------------
                                  1,748,729          $36,040,184
                               ============       ==============


4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the year ended June 30, 1999 were $106,863,983 and $84,848,271, respectively. There were no purchases or sales of long-term U.S. government securities. At June 30, 1999, based on aggregate cost for federal income tax purposes of $156,503,725, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                        $114,280,449
Depreciation                                          (2,903,634)
                                                   -------------
Net appreciation on investments                     $111,376,815
                                                   =============

Of the net appreciation on investments, 83% (unaudited) is attributable to securities held greater than 12 months at June 30, 1999.

For the year ended June 30, 1999, 61% (unaudited) of dividends paid from taxable income (including short-term capital gains) qualify for the dividends received deduction available to corporate shareholders.

5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 2000.
After such date, the expense limitation may be terminated or revised at any time. The expense ratio for the fiscal year ended June 30, 1999 was 1.58%.

6. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.

THE BRAMWELL GROWTH FUND

--------------------------------------------------------------------------------
                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE BRAMWELL FUNDS, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bramwell Funds, Inc. - The Bramwell Growth Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                        PricewaterhouseCoopers LLP


Milwaukee, Wisconsin
July 21, 1999



                            THE BRAMWELL GROWTH FUND
                   -----------------------------------------
                                745 Fifth Avenue
                            New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                                www.bramwell.com

                               BOARD OF DIRECTORS
                   -----------------------------------------
                    ELIZABETH R. BRAMWELL, CFA
                    President, Chief Investment
                    and Financial Officer
                    The Bramwell Funds, Inc.

                    J. SINCLAIR ARMSTRONG
                    Director, Secretary and Treasurer
                    The Reed Foundation, Inc.
                    Retired Executive VP
                    US Trust Co. of New York
                    Former Chairman
                    Securities & Exchange Commission

                    ISABEL H. BENHAM
                    Trustee Emeritus and former President, Board of Trustees John W. Barriger III National Railroad Library

                    GEORGE F. KEANE
                    Chairman
                    Trigen Energy Corp.
                    President Emeritus
                    The Common Fund, Inc.

                    JAMES C. SARGENT
                    Counsel
                    Opton, Handler, Gottlieb, Feiler
                     & Katz
                    Former Commissioner
                    Securities & Exchange
                     Commission

                    MARTHA R. SEGER, PH.D.
                    Chairman
                    Martha Seger & Associates
                    Former Governor
                    Federal Reserve Board


                                    OFFICERS
                 ----------------------------------------------
                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer

                                MARY F. MCCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER
                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                    COUNSEL
                             Dechert Price & Rhoads
                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                   CUSTODIAN
                             Firstar Bank Milwaukee

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC

These financial statements are submitted for the general information of the shareholders of The Bramwell Growth Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
                                                                     BR-408-0899